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                                                                    Exhibit 99.1

                                  Certification
                                       Of
                            Periodic Financial Report
      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C.
                                  Section 1350

     I, John G. Drosdick, Chairman, Chief Executive Officer and President of Sunoco, Inc., hereby certify that the Quarterly Report on Form 10-Q for the Quarter ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Sunoco, Inc.

Date: August 7, 2002                      /s/ John G. Drosdick
                                          --------------------
                                          John G. Drosdick
                                          Chairman, Chief Executive
                                          Officer and President